UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 Form 8-K

                              Current Report
       Pursuant to Section 13 or 15(d) of the Securities Act of 1934

  Date of Report (Date of earliest event reported)     December 7, 2009
                    --------------------------

                   Dynasil Corporation of America
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    (Exact name of registrant as specified in its charter)

       Delaware                     000-27503         22- 1734088
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  (State or other                   (Commission     (IRS Employer
  jurisdiction of incorporation)    File Number) Identification No.)


              385 Cooper Road, West Berlin, New Jersey 08091
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           (Address of principal executive offices)   (ZIP Code)

  Registrant's telephone number, including area code:  (856)-767-4600

                             Not Applicable
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       (Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
  General Instructions A.2. below):

  [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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  Section 8 - Other Events

  Item 8.01 Other Events.

       On December 7, 2009, the Registrant, Dynasil Corporation of
  America ("Dynasil"), issued a press release announcing that the nominees for director at Dynasil's Annual Meeting on February 3, 2010 would include Dynasil's current five directors and Dr. Michael Joyner of the Mayo Clinic and Mr. David Kronfeld of JK&B Capital. The information set forth in that press release, which is filed as an exhibit to this Report, is incorporated herein by reference.


  Section 9 - Financial Statements and Exhibits

  Item 9.01. Financial Statements and Exhibits.

  EXHIBIT INDEX

  (c)  Exhibits

  99.1 Dynasil Corporation of America press release dated December 7, 2009

                           SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DYNASIL CORPORATION OF AMERICA
                                     (Registrant)

  Date:                         By   Craig T. Dunham
                                     President